                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 1, 2001
                                                         ---------------


                               LEARN2 CORPORATION
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                      000-27417         76-0518568
            ------------------------------------------------------------
            (State or other jurisdiction  (Commission       (IRS Employer
            of incorporation)             File Number)      Identification No.)




            1311 Mamaroneck Avenue, Suite 210, White Plains, NY 10605
            ------------------------------------------------------------
            (Address of principal executive offices)          (Zip Code)


            Registrant's telephone number, including area code (914) 682-4300
                                                               -----------------



        E-Stamp Corporation, 2051 Stierlin Court, Mountain View, CA 94043
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            (a) On October 1, 2001, Learn2 Corporation (formerly known as E-Stamp Corporation) ("Learn2 Corp.") terminated Ernst & Young LLP ("E&Y") as its independent auditors. Learn2 Corp. then engaged Arthur Andersen LLP ("Andersen") as of October 1, 2001 to serve as Learn2 Corp.'s independent auditors for the fiscal year ended December 31, 2001. This change was executed in connection with Learn2 Corp.'s merger with Learn2.com, Inc. ("Learn2.com"). Learn2.com has engaged Andersen as its independent public accountants since January 15, 1999.

            (b) E&Y's report on the financial statements for Learn2 Corp. for the year ended December 31, 2000, dated February 20, 2001 except for the third and fourth paragraphs of Note 1 and Note 2, as to which the date is April 20, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles but contained an explanatory paragraph describing conditions that raise substantial doubt about the Company's ability to continue as going concern as described in Note 1 to the financial statements.

            (c) The decision to terminate E&Y was made by the Learn2 Corp. Board of Directors in connection with the merger of Learn2.com with and into Learn2 Corp. Learn2 Corp.'s stockholders ratified the appointment of Andersen as independent public accountants for the fiscal year ended December 31, 2001 upon completion of the merger.

            (d) During Learn2 Corp.'s two most recent fiscal years and through October 1, 2001, there were no disagreements between Learn2 Corp. and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements during Learn2 Corp.'s two most recent fiscal years.

            (e) During Learn2 Corp.'s two most recent fiscal years and through October 1, 2001, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

            (f) Prior to the engagement of Andersen as Learn2 Corp.'s independent auditors on October 1, 2001, Learn2 Corp. had not consulted with Andersen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Learn2 Corp.'s financial statements, and Andersen did not provide Learn2 Corp. with a written report or oral advice that Andersen concluded was an important factor considered by Learn2 Corp. in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.

            (g) Learn2 Corp. has requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Learn2 Corp. in response to this Form 8-K. A copy of such letter, dated October 3, 2001, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 5. OTHER EVENTS.

            In October 2001, the Board of Directors of Learn2 Corp. received a letter from Stephen P. Gott announcing his resignation as a director and employee of Learn2 Corp. and its affiliates.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

           16.1 Letter from Ernst & Young LLP dated October 3, 2001 regarding change in certifying accountant.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEARN2 CORPORATION

                                          /s/ Marc E. Landy
                                          --------------------------------------
                                          Marc E. Landy
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Secretary and Treasurer

                                          Date:  October 3, 2001

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

16.1 Letter from Ernst & Young LLP dated October 3, 2001 regarding change in certifying accountant.